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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                  July 30, 2004
                Date of Report (Date of earliest event reported)



                         CHOICE ONE COMMUNICATIONS INC.


             (Exact name of registrant as specified in its charter)

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
                  Delaware                                 0-29279                          16-1550742
                  --------                                 -------                          ----------
       (State or other jurisdiction of            (Commission File Number)       (IRS Employer Identification No.)
        incorporation or organization)
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            100 Chestnut Street, Suite 600, Rochester, New York 14604

              (Address of principal executive offices and zip code)

                                 (585) 246-4231

              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         The information set forth in the press release issued by Choice One Communications Inc., attached hereto as Exhibit 99.1, is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits


Exhibit No.         Description
-----------         -----------

10.1                Second Standstill Agreement and Conditional Amendment to the Credit
                    Agreement, dated as of July 30, 2004, by and among the registrant, its subsidiaries, the Administrative Agent, and the Lenders pursuant to the
                    Company's Third Amended and Restated Credit Agreement dated as of
                    September 13, 2002 and as amended on November 12, 2002, May 5, 2004,
                    May 12, 2004 and May 25, 2004.

10.2                Subordinated Notes Waiver and Agreement, dated as of July 30, 2004, by and among the registrant and each of the other parties thereto.

99.1                Press release of the registrant dated August 2, 2004.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CHOICE ONE
                                                   COMMUNICATIONS INC.


Dated:  August 2, 2004                             By:    /s/ Ajay Sabherwal
                                                      --------------------------
                                                      Name:    Ajay Sabherwal
                                                      Title:   CFO


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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

10.1                Second Standstill Agreement and Conditional Amendment to the Credit
                    Agreement, dated as of July 30, 2004, by and among the registrant, its subsidiaries, the Administrative Agent, and the Lenders pursuant to the
                    Company's Third Amended and Restated Credit Agreement dated as of
                    September 13, 2002 and as amended on November 12, 2002, May 5, 2004,
                    May 12, 2004 and May 25, 2004.

10.2                Subordinated Notes Waiver and Agreement, dated as of July 30, 2004, by and among the registrant and each of the other parties thereto.

99.1                Press release of the registrant dated August 2, 2004.


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